Analyst Day March 25, 2015

Dan Myers, President and CEO

3 Forward-Looking Statement This presentation contains "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1 995, regarding, among other things, the marketing approval and commercialization of ILUVIEN in the United States and European Unio n. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factor s that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its fo rward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to, uncertainty as to Alimera's ability to commercialize, and market acceptance of, ILUVIEN in the U.S. and EU, Alimera's ability to obtain marketing authorization or approval for ILUVIEN in additional markets, as well as other factors discussed in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Alimera's Annual Report on Form 10 -K for the year ended December 31, 2014, which is on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at www.sec.gov. I n addition to the risks described above and in Alimera's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera's results. There ca n be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in s uch forward-looking statements and estimates will be achieved. All forward-looking statements contained in this press release are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date of this press release (unless another date is indicated). Ali mera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward -looking statements, whether as a result of new information, future events or otherwise.

4 Agenda • Introduction – Dan Myers • U.S. Indication – Ken Green • Understanding Intraocular Pressure – Dr. Tom Mundorf • U.S. Experience – Dr. Alex Eaton • Q and A with Physicians • Commercial Opportunity – Dave Holland • Economics – Rick Eiswirth • Closing Q and A

5 ILUVIEN Overview ILUVIEN Applicator ILUVIEN Implant

6 ILUVIEN Procedure • Standard intravitreal injection with a 25-gauge needle – Conducted in the physician’s office – Minimal training required – Allows for a self-sealing wound • Non-bioerodible implant is made of polyimide, the same material used for many IOLs

Ken Green PhD. , CSO

8 Important Safety Information Contraindications • ILUVIEN is contraindicated in patients with active or suspected ocular or periocular infections including most viral disease of the cornea and conjunctiva including active epithelial herpes simplex keratitis (dendritic keratitis), vaccinia, varicella, mycobacterial infections and fungal diseases. • ILUVIEN is contraindicated in patients with glaucoma, who have cup to disc ratios of greater than 0.8. • ILUVIEN is contraindicated in patients with known hypersensitivity to any components of this product. Warnings and Precautions • Intravitreal injections have been associated with endophthalmitis, eye inflammation, increased intraocular pressure, and retinal detachments. Patients should be monitored following the intravitreal injection. • Use of corticosteroids may produce posterior subcapsular cataracts, increased intraocular pressure, glaucoma, and may enhance the establishment of secondary ocular infections due to bacteria, fungi, or viruses. Corticosteroids are not recommended to be used in patients with a history of ocular herpes simplex because of the potential for reactivation of the viral infection. • Patients in whom the posterior capsule of the lens is absent or has a tear are at risk of implant migration into the anterior chamber. Adverse Reactions • In controlled studies, the most common adverse reactions reported were cataract development and increases in intraocular pressure.

9 Important Safety Information • ILUVIEN is a non-bioerodable intravitreal implant in a drug delivery system containing 0.19 mg fluocinolone acetonide, designed to release fluocinolone acetonide at an initial rate of 0.25 μg/day and lasting 36 months. • The efficacy of ILUVIEN was assessed in two three year, randomized (2:1, active: sham), multicenter, double-masked, parallel-groups studies that enrolled patients with diabetic macular edema that had previously been treated with laser photocoagulation. • The primary efficacy endpoint in both trials was the proportion of subjects in whom vision had improved by 15 letters or more from baseline after 24 months of follow-up.

10 ILUVIEN Safety Data Patients (study eye), % Control (n = 121) 0.2 µg/d FAc (ILUVIEN) (n = 235) Cataract considered an AEa 50 82 Cataract extraction performeda 27 80 ILUVIEN (N = 375) n (%) Control (N = 185) n (%) IOP elevation ≥ 10 mm Hg from baseline 127 (34) 18 (10) IOP elevation ≥ 30 mm Hg 75 (20) 8 (4) Any IOP-lowering medicationsb 144 (38) 26 (14) Incisional IOP-lowering surgery 18 (5) 1 (1) IOP-Related Events Over 36 Months Cataract-Related Events Over 36 Months a Phakic patients only. b For a minimum of 7 days.

11 Broader U.S. Label For the treatment of DME in patients who have been previously treated with a course of corticosteroids and did not have a clinically significant rise in intraocular pressure United States Europe For the treatment of vision impairment in patients with chronic DME, considered insufficiently responsive to available therapies

Understanding Steroid Induced Elevated Intraocular Pressure Thomas Mundorf, MD Mundorf Eye Center, Charlotte, North Carolina

Eye Anatomy Cross Section

Eye Anatomy The Angle

Eye Anatomy Aqueous Flow

Glaucoma vs Steroid Induced Ocular Hypertension Glaucoma (nerve damage) Ocular Hypertension (high pressure)

Cupping Associated With Glaucoma

Treatments for Elevated Intraocular Pressure

Laser Trabeculoplasty  Laser energy to trabecular meshwork  Increases outflow facility  Non-invasive procedure  Indications  Elevated IOP  Effective IOP reduction for  Primary open angle glaucoma  Pigmentary glaucoma  Pseudoexfoliation glaucoma  Steroid induced

Trabeculectomy • Glaucoma drainage devices create an alternate aqueous pathway from the eye’s anterior chamber by channeling aqueous humor out of the eye through a tube to a sub-conjunctival bleb

Tube Shunt Trabeculectomies (trabs) tend to do well in patients who have had steroid implants

Understanding the Indication

FDA Indication • ILUVIEN is indicated for the treatment of diabetic macular edema in patients who have been previously treated with a course of corticosteroids and did not have a clinically significant rise in intraocular pressure. ILUVIEN Package Insert. Alpharetta, GA; Alimera Sciences, Inc.; 2014 “patients who have been previously treated with a course of corticosteroids and did not have a clinically significant rise in intraocular pressure”

Did patients in the study previously treated with a course of corticosteroids need IOP- lowering surgery?

FAME Inclusion/Exclusion Criteria • IOP Related Exclusion • Patients with a history of uncontrolled IOP elevation with steroid use that did not respond to topical therapy were excluded from participation History of Prior Intravitreal Steroid Use Prior Steroid Treatment No Prior Steroid Treatment 0.2 µg/d FAc (n = 72) 0.2 µg/d FAc (n =294) IOP-Lowering Surgery in Study Eye 0 18 Data on File. Alimera Sciences. Subjects who entered the trial with a known history of prior intravitreal exposure to steroids did not require IOP lowering surgery

A Glaucoma Specialist’s Perspective • Most patients treated with ILUVIEN do not develop elevated IOP (62% vs. 38%) • Most patients treated with ILUVIEN that do develop elevated IOP, are treatable with non-invasive therapies: • Topical drops • Laser trabeculoplasty • Based on the approved indication, few patients are expected to require surgery to treat elevated IOP • If surgery is required, the outcome should be positive, similar to that seen in the clinical trial, and consistent with the anti-fibrotic effect of an intraocular steroid • Because steroid induced elevated IOP is manageable, retina specialists should not resist using ILUVIEN if the risk/benefit is deemed appropriate

Retina & Glaucoma

US ILUVIEN Experience Alexander M Eaton, M.D. Retina Health Center, Ft. Myers, Florida

My Initial Understanding of the Technology • ILUVIEN was equivalent to an Ozurdex® implant with a 3 year half life • Treatment would be needed every few years • There was a significant risk of glaucoma and that 5% of patients would require glaucoma surgery • Phakic patients would require surgery within 1 year of implant insertion • The non-biodegradable implant would be visible to the patient and could impair their vision

Delivery Characteristics • Having an intraocular implant that continuously delivers daily, submicrogram levels of a steroid for 36 months is a differentiated way to manage these patients

Delivery Characteristics Rabbit Monkey Pharmacokinetics and Pharmacodynamics of a Sustained-Release Dexamethasone Intravitreal Implant. Joan-En Chang-Lin et al, Investigative Ophthalmology & Visual Science, January 2011, Vol. 52, No. 1 Ocular Pharmacokinetics of Fluocinolone Acetonide Following Iluvien Implantation in the Vitreous Humor of Rabbits, Frances E. Kane and Kenneth E. Green. JOURNAL OF OCULAR PHARMACOLOGY AND THERAPEUTICS Volume 31, Number 1, 2015

Pressure Response • We learned from the FAME study that by selecting only patients without a significant prior steroid response, the risk of requiring glaucoma surgery is reduced. • In the FAME study none of the patients in this group required glaucoma surgery. • Another publication has reported similar findings with triamcinolone. • H Hollands et al. Can J Ophth 2010;45:484-8 • Found if patients, with topical Pred Forte® 1% challenge, who did not have a pressure elevation over 25 mmHg or a difference between each eye of > 8 mm Hg, none required glaucoma surgery and only one had a pressure elevation => 40 but less than 45. • In the FAME study, follow up every three months was effective at catching pressure rises in time to prevent nerve damage in all the patients that had previous exposure to steroids without a clinically significant rise in pressure. • VEGF Inhibitors have been found to cause sustained IOP elevation in 7.1% of cases. • Quan V Hoang, et al. Retina 33:179-187, 2013 • Understanding this data has changed my view on the glaucoma risk and provided a framework for safely monitoring patients.

What About The Device? • Prior to using the device I had been concerned about the non-bio erodible nature of the implant • I worried that patients who require 2 or more implants during their life span would see them floating around their eye. • What I have learned is: 1. The ILUVIEN implant is much smaller than the Ozurdex implant and much harder to see or find in a patient’s eye. By volume it is approximately 1/3 the size of an Ozurdex. • ILUVIEN – 0.38 cubic mm • Ozurdex – 1.00 cubic mm 2. After injection, it is usually not readily visible to me or the patient and seems to tuck itself way inferiorly. • As a result, I no longer consider the non-bio erodible nature of the implant to be an issue.

ILUVIEN vs Ozurdex Size Comparison In millimeters

DME Patients in General • DME patients have many co-morbidities and require frequent doctor visits and treatments. • On average, they have 25 doctor visits per year.* • Patients prefer less injections when given the option. *Kiss S, et al. Clinical Ophthalmology 2014:8 1611-1621

Learning Curve • Now we can implant this device and provide continuous multi- year delivery (36 months). • Unlike other therapies that last for 1-3 months at best, this therapy can be given once (every 36 months) and is an appropriate baseline therapy. • As in the study, if additional short acting therapy or laser is needed, this can be administered.

How I Approach Patients with DME • Subdivide into groups • New Patients • No history of stroke • Start with VEGF inhibitor +/- Laser • If pseudophakic and recurrent or incomplete clearing of the edema • If no history of rise in IOP with Steroids -> Review benefits of ILUVIEN and get BI Check and I have them return in 2 weeks for injection • If no previous steroid exposure -> Pred Forte 1% steroid challenge (which I will discuss more later). If negative, get BI check and inject 2 weeks later • If phakic and patient has a cataract or is just not responding to VEGF inhibitors, I explain cataract will develop and treat as above • If history of stroke – Steroids +/- Laser • Proceed with Pred Forte 1% challenge or a short acting intravitreal steroid • If no significant steroid IOP response, consider ILUVIEN • “Let’s see how this works”

Case #1 • 79 YO W M • DME since 2002 • S/P Multiple Treatments • Triamcinolone • Focal Laser • Avastin • Lucentis • Recurrent DME

Case – Patient #1 • 1/5/2015 • VA 20/200 • OCT • Decision made for treatment • BI Done • 1/26/15 • ILUVIEN Treatment • 2/16/15 3/17/15 • VA 20/100 VA 20/80

Case #2 • 73 YO WF • DME since 2008 • S/P Multiple Treatments • Focal Laser • Lucentis • Triamcinolone • Recurrent DME

Case #2 GODINO, Richard • 2/6/15 • VA 20/50 • ILUVIEN Treatment • 2/16/15 • Edema Cleared • VA 20/50 • 3/10/15 (Phone Call) • Reports when reading, she can now see little numbers such as numbers on business cards • Wants to know when her other eye can be treated

Case #3 • 75 YO WM • DME since 2007 • S/P Multiple Treatments • Focal Laser • Avastin • Lucentis • Triamcinolone • Recurrent DME

1/31/14 S/P Lucentis Monthly x 2 20/40 1/9/15 S/P Eylea 12/1/14 20/40 2/6/15 S/P ILUVIEN 1/23/15 20/80 2/13/15 S/P ILUVIEN 1/23/15 S/P Lucentis 2/6/15 20/40 1/23/15 ILUVIEN 20/50

3/13/14 S/P ILUVIEN 1/23/15 S/P Lucentis 2/6/15 20/25 – best VA since 2/17/12

Case #3 • Good example of using ILUVIEN as the baseline treatment • Patient did not respond completely to VEGF inhibitors in the past • Patient did not respond to one treatment • Satisfactory outcome achieved with multiple therapies

Insurance • Pre-Authorization requirements by commercial and Medicare replacement plans have increased and have changed over the last 6 months. • If our office misses that a pre-authorization is required, and a patient is treated, we have to write off the cost of the medication. • Because Alimera has an excellent program for coverage and that ILUVIEN provides multiyear delivery… • All patients can easily be run through a benefit check to prevent an insurance glitch. • This is more challenging for patients receiving VEFG inhibitors due to the frequency and number of injections needed.

Patient Population - How many patients are candidates for treatment in our practice? • Over the time period from January 7 to March 20th, we identified 59 patients for treatment and benefits investigations were performed. • 51 of 59 are Medicare/Medicare Advantage • The results of the benefits investigations have taken on average 3.4 days from Alimera regarding coverage and up to 23 days for a prior authorization from the payer • 11 patients required prior authorization; 8 of these approved, 3 pending • 58 have coverage • 27 have been treated; 1 patient has elected not to proceed with treatment after approval • 2 claims have been paid and the others are in process • For many but not all patients, their DME is bilateral. • It is likely that many will require treatment in their other eye

Patient Response • Very positive. • They are tired of frequent injections. • To date, steroid induced pressure elevation has not been a problem. • One of the few times a patient has given me a bear hug after treatment.

Patient Video

Summary • Many of my pre-conceived notions about ILUVIEN were incorrect. • Its small size, propensity to position itself out of the visual pathway, and favorable risk profile in patients who have not had a significant pressure elevation to a prior steroid challenge, have changed my perspective on this implant. • Clinical results have been positive and I now believe it is an excellent baseline therapy for patients with DME. • Patients have been very excited about the prospect of less injections and better vision and are more concerned with trying to improve their vision than worrying about cataracts and/or ocular hypertension or glaucoma. • The changing reimbursement environment favors the ILUVIEN implant as it allows for insurance validation prior to use. • While every patient is unique, I have been surprised by how many patients we have that are good candidates for the ILUVIEN implant.

Q and A March 2015

Dan Myers, President and CEO A Large Commercial Opportunity

53 Commercial Highlights  ILUVIEN (fluocinolone acetonide intravitreal implant) 0.19mg is the only multi-year sustained delivery corticosteroid approved for diabetic macular edema  FDA approval of ILUVIEN (fluocinolone acetonide intravitreal implant) 0.19mg received in September 2014  Commercially launched in the U.S. on February 23, 2015  ILUVIEN approved in 16 foreign countries with approval pending in one additional country  Full global commercialization rights to ILUVIEN  Global brand with $2 billion worldwide potential market opportunity

54 Global Commercialization Status France Spain Portugal Italy Ireland U.K. Germany Poland Belgium Denmark Netherlands Austria Marketed Approved Approval Pending U.S. CR Luxembourg

Dave Holland, SVP Sales and Marketing A Large Commercial Opportunity

56 2015 2019 575,000 646,000 DME Prevalence / Incidence in the U.S. Existing DME Patients Incidence Clinically Significant DME Prevalence Source: Third party market research. (a) KANTAR market research. (b) 40+ age estimated for 2015 • 575,000 DME patients with vision threatening symptoms (a,b) • Incidence and erosion (death, lost to follow-up) rates affect year-over-year growth • Additional marketing opportunity for the treatment of the patient’s second eye • Addition of EU opportunity increases existing patient population by 835,000 in 2015 116,000 136,000

DME Competitive Landscape in U.S.

ALIMERA SCIENCES

	Steroids		Anti-VEGF		
	ALIMERA SCIENCES	ALLERGAN	REGENERON / BAYER	Genentech / NOVARTIS	Genentech
	ILUVIEN	Ozurdex	EYLEA	LUCENTIS	AVASTIN
DME Approved*	✓	✓	✓	✓	X (Used Off-Label)
DME Approval Date	Sept. 2014	June 2014	July 2014	Aug. 2012	N/A
Delivery Duration	Up to 36 Months	~3–5 Months	~1–2 Months	~1–2 Months	~1–2 Months
Common Side Effects	Cataract Formation, IOP Endophthalmitis, Retinal Detachment		Endophthalmitis, Retinal Detachment		

*ILUVIEN is indicated for the treatment of diabetic macular edema (DME) in patients who have been previously treated with a course of corticosteroids and did not have a clinically significant rise in intraocular pressure.
*Ozurdex is a corticosteroid indicated for the treatment of diabetic macular edema.
*Lucentis is a vascular endothelial growth factor (VEGF) inhibitor, indicated for the treatment of patients with DME
*Eylea is indicated for the treatment of DME.

57

58 Current SOC for DME is Insufficient • U.S. and European Pivotal Trials for Lucentis − ~40-50% of patients did not achieve 20/40 outcome(a) • DRCR.net(b) Protocol I − >50% of ranibizumab-treated eyes did not achieve a 2 or more line improvement in visual acuity from baseline at 2 years. − >40% of ranibizumab-treated eyes did not achieve complete resolution of retinal thickening (< 250 microns) by 2 years. “Thus, there is a need for alternative or additional treatments that will improve vision by reducing retinal edema in eyes with persistent DME following previous anti-VEGF therapy.” (b) (a)Ranibizumab for Diabetic Macular Edema, Nguyen et al.Ophthalmology , Apr. 2012. The RESTORE Study, Mitchell et al. Ophthalmology, 2011. (b) Diabetic Retinopathy Clinical Research Network. https://clinicaltrials.gov/ct2/show/NCT01945866?term=drcr.net&rank=1

59 Current SOC for DME is Insufficient Patients Achieving BCVA Levels Long Term (2 or More Years) BCVA 20/20, 15.0% BCVA 20/40, 31.6% BCVA 20/60 24.3% BCVA 20/80 16.4% BCVA 20/100 12.6% Source: ASI MR June 2014 ~55% of patients end up 20/60 or worse

60 Estimate of Population that Tolerates Corticosteroids Kantar Health Epidemiology Review Study 2011 (a) Estimate based on average % of patients not requiring IOP medication • Majority of patients receiving an intravitreal corticosteroid do not require IOP lowering medication − FAME Study – 62% vs 38% − Mead Study – 59% vs 41% • 87%+ of ILUVIEN patients in the FAME Study that required topical drops for IOP were adequately managed with topical drops and did not require further intervention 575,000 CSME Patients ̴̴̴̴̴̴̴̴̴ 345,000(a) No IOP Drops Required

61 Creating A Shift in Treatment Paradigm Current Therapy Allocation Projected Therapy Allocation with ILUVIEN Proprietary market research by SciMedica Group 37.9% 35.5% 1.9% 5.6% 1.2% 15.4% 2.0% 1.7% Avastin Lucentis Ozurdex Triamcinolone (IVTA) Eylea Laser Photocoagulation Vitrectomy Other 30.3% 29.1% 2.3% 3.4% 2.5% 13.9% 1.7% 0.2% 16.6% Avastin Lucentis Ozurdex Triamcinolone (IVTA) Eylea Laser Photocoagulation Vitrectomy Other ILUVIEN

62 U.S. Commercialization Team • Senior sales and marketing team with significant retinal launch experience − (Visudyne®, Macugen®, Lucentis®, Ozurdex®, Jetrea®) • Four regions, 32 experienced sales representatives • Targeting ~2,500 retina specialists

Rick Eiswirth, COO and CFO Economics

64 U.S. Reimbursement Strategy • Significant unmet need, clinical profile and pharmaco-economic benefit supports broad access − Substantially less budget impact than 3 years of short acting, anti-VEGF therapy • FDA indication positions ILUVIEN as a direct alternative to Anti-VEGF therapies currently driving a significant burden on the U.S. healthcare system • Consistent, sustained lower dose and competitive pricing provides advantages over Ozurdex • Expect ~45% of the market to be Medicare, ~45% commercial and the remainder to be patients within VA/DoD or Medicaid − Medicare Carriers covering on label based on reasonableness and medical necessity guidelines. • Paid claims being received already. − Commercial MCO’s expected to cover on label due to disease severity, history of products retina coverage, and ILUVIEN’s product profile. • Wellpoint and Aetna posted positive coverage per label without restriction; Multiple BCBS plans extending coverage.

65 Adjudication is the Issue, Coverage is Not • No specific J-code in 2015 affects reimbursement timing • Alimera is providing extensive support to the practices − AccessPlus • Reimbursement support • Patient financial assistance • Product acquisition flexibility − Team of field-based reimbursement specialists and a support hub − Extended payment terms

66 Ozurdex Eylea Lucentis Avastin Annual Labeled Injections Every 3 years 3 – 4 4 – 6 4 – 6 ~4 – 6 Cost of Injection $8,800 $1,300 $1,850 $1,170 $50 1st Year Cost(a) $8,800 $3,250 $9,250 $5,850 $250 3-Year Cost(a) $8,800 $9,750 $27,750 $17,550 $750 Strong Economics in the U.S. Competitive Landscape • $8,800 per injection of ILUVIEN – Relatively inelastic market due to increase of anti-VEGF use • Physicians will receive $473 per procedure ($90 plus 4.5% of drug cost) – Compares to $142.50 for an average Lucentis treatment – Patients will continue quarterly visits (a) Calculated based on the midpoint of annual labeled injections range.

Q and A March 2015